Income tax	9 Months Ended
Sep. 30, 2023
Major components of tax expense (income) [abstract]
Income tax	Income tax The income tax expense for the nine months ended September 30, 2023 is recognized based on the Group’s estimate of the weighted average effective annual income tax rate expected for the full financial year. The estimated average annual tax rate used for the nine months ended September 30, 2023 is 0.38% (nine months ended September 30, 2022: 0.36%).